SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): October 14, 2005

                         Commission File No.: 000-32309



                        MASTER DISTRIBUTION SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                         86-1010155
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

                              6224 Arctic Loon Way
                               Rocklin, CA, 95765
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (480) 391-1110
                            ------------------------
                            (Issuer telephone number)


                              Roberts & Levin, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)





SECTION 4 - Matters Related to Accountants and Financial Statements

     Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Registrant's audited financial statements set forth in its Form 10K-SB for the year ending December 31, 2004 and in its interim financial statements set forth in its Form 10QSB for the period ending March 31, 2005 should not be relied on as they require amendment to reflect the gain reported in the 10-KSB was not realized until the quarter ended March 31, 2005 which affected EPS and the presentation of amounts held for sale as required under 402 of 8-K.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                MASTER DISTRIBUTION SYSTEMS,INC.

                                                  By:  /s/ Harry Beugelink
October 14, 2005                                    ----------------------------
                                                           Harry Beugelink
                                                           President